Nature of operations	12 Months Ended
Dec. 31, 2018
Disclosure of nature of operations [Abstract]
Nature of operations
1	Nature of operations

IMV Inc. (the “Corporation”, “IMV”, formerly “Immunovaccine Inc.”) is a clinical-stage biopharmaceutical company dedicated to making immunotherapy more effective, more broadly applicable, and more widely available to people facing cancer and other serious diseases. IMV is pioneering a new class of immunotherapies based on the Corporation’s proprietary drug delivery platform (“DPX”). This patented technology leverages a novel mechanism of action (“MOA”) discovered by the Corporation. This MOA does not release the active ingredients at the site of injection but forces an active uptake and delivery of active ingredients into immune cells and lymph nodes. It enables the programming of immune cells in vivo, which are aimed at generating powerful new synthetic therapeutic capabilities. DPX no release MOA can be leveraged to generate “first-in-class” T cell therapies with the potential to be transformative in the treatment of cancer. The Corporation has research collaborations with companies and research organizations, including Merck, Incyte Corporation and Leidos Inc. in the U.S. The Corporation has licensed the delivery technology to Zoetis, formerly the animal health division of Pfizer, Inc., for the development of vaccines for livestock. The Corporation has one reportable and geographic segment. Incorporated under the Canada Business Corporations Act and domiciled in Dartmouth, Nova Scotia, the shares of the Corporation are listed on the Nasdaq Stock Market and the Toronto Stock Exchange under the symbol “IMV”. On May 1, 2018, the Corporation changed its name from Immunovaccine Inc. to IMV Inc. The address of its principal place of business is 130 Eileen Stubbs, Suite 19, Dartmouth, Nova Scotia, Canada.